Exhibit 10.41
This instrument was drafted
by and when recorded this
instrument should be
returned to:
Fennemore Craig, P.C.
3003 North Central Avenue
Suite 2600
Phoenix, Arizona 85012-2913
Attn: William L. Kurtz
(602) 916-5372
Loan No. 10-0086070

[Above space reserved for recording information.]
For Tax Parcel I.D. Numbers, see Exhibit “A” attached hereto.
ASSUMPTION AND SECOND MODIFICATION AGREEMENT
     THIS ASSUMPTION AND SECOND MODIFICATION AGREEMENT (“Assumption”) is made to be effective as of July 6, 2010, by and among CRESTLINE INVESTMENTS, L.L.C., an Arizona limited liability company (“Assignor”), TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company (“Assignee”), and THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin corporation (“Lender”).
RECITALS
     A. On or about July 10, 2002, Lender made a loan to Assignor, in the original principal sum of FIVE MILLION THREE HUNDRED THOUSAND DOLLARS ($5,300,000) (the “Loan”). The Loan is evidenced by that certain Promissory Note made by Assignor to the order of Lender dated July 10, 2002 (the “Original Note”), in the face amount of FIVE MILLION THREE HUNDRED THOUSAND DOLLARS ($5,300,000), which Original Note was amended and restated by that certain Amended and Restated Promissory Note dated June 22, 2004 (the “Restated Note”), in the face amount of FIVE MILLION THREE HUNDRED THOUSAND DOLLARS ($5,300,000), made by Assignor to the order of Lender and Assignor’s obligations thereunder were released, in part, by letter dated July 20, 2005, from Lender (the Original Note, as amended and restated by the Restated Note, and as partially released, is hereinafter referred to as the “Note”).
     B. The Note is secured by, among other things, (i) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated July 10, 2002 (the “Original Deed of Trust”), made by Assignor, as Trustor, to a trustee for the use and benefit of Lender, as Beneficiary, and recorded July 10, 2002, in Docket 11838, page
LOAN NO. 10-0086070
2324563.3/ASSUMPTION AGREEMENT/CRESTLINE 2010 ASSUMPTION

269, in the office of the Pima County Recorder (all recording information contained herein refers to recordings in the office of the Pima County Recorder), as modified by that certain Modification Agreement dated June 22, 2004 (the “Modification”), by and between Lender, as Lender, and Assignor, as Borrower, and recorded June 25, 2004, in Docket 12331, page 1269, (the Original Deed of Trust, as modified by the Modification, is hereinafter referred to as the “Deed of Trust”); and (ii) that certain Assignment of Rents and Leases dated July 10, 2002 (the “Original Lease Assignment”), from Assignor, as Borrower, to Lender, as Lender, and recorded July 10, 2002, in Docket 11838, page 302, as modified by the Modification, (the Original Lease Assignment, as modified by the Modification, is hereinafter referred to as the “Lease Assignment”), which are liens against the real property described in Exhibit A attached hereto and incorporated herein by this reference (the “Premises”). The Deed of Trust and the Lease Assignment are sometimes hereinafter collectively referred to as the “Security Documents”.
     C. In connection with the making of the Loan, (i) Assignor and DANIEL KIVEL, individually and ALVIN KIVEL, individually (sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), executed and delivered to Lender that certain Environmental Indemnity Agreement dated July 10, 2002 (the “Environmental Indemnity”), by Assignor and Guarantors, as Indemnitors, for the benefit of Lender, as Lender, and (ii) Guarantors executed and delivered to Lender that certain Guaranty dated July 10, 2002 (the “Original Guaranty”), by Guarantor, as Guarantor, to Lender, as Lender, which Original Guaranty has been amended and restated by that certain Amended and Restated Guaranty dated June 22, 2004 (the “Restated Guaranty”), which was released, in part, by letter dated July 20, 2005, from Lender, (the Original Guaranty as amended and restated by the Restated Guaranty, and as partially released, is hereinafter referred to as the “Guaranty”). The Note, the Security Documents and the Environmental Indemnity are sometimes hereinafter collectively referred to as the “Loan Documents”. The Environmental Indemnity and the Guaranty are sometimes hereinafter collectively referred to as the “Guarantor Documents”.
     D. Assignor and Assignee’s predecessor-in-interest, TNP ACQUISITIONS, LLC, a Delaware limited liability company (“Acquisitions”), have entered into that certain Real Estate Purchase Agreement and Escrow Instructions dated April 6, 2010, as amended, pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, the Premises. As a condition of Assignor transferring its interest in the Premises to Assignee, Assignee has agreed to assume, perform and otherwise be bound by all of the terms, covenants, conditions and obligations imposed upon Assignor under the Loan Documents.
     E. Lender is willing to consent to the transfer of the Premises from Assignor to Assignee (the “Transfer”), and the assumption of the Loan by Assignee (the “Loan Assumption”), on the terms and conditions contained herein and in that certain consent to transfer letter dated June 3, 2010 (the “Transfer Consent”), from Lender to Assignor.
     NOW, THEREFORE, in consideration of the foregoing Recitals, which Recitals are incorporated herein by this reference, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Recitals. The Recitals are hereby restated and made a material part of this Assumption.
     2. Assignment of Interest. Assignor hereby grants, transfers and assigns to Assignee, effective as of the date hereof, all of its right, title and interest under the Loan Documents.
     3. Acceptance and Assumption of Obligations. Assignee hereby accepts such grant, transfer and assignment of Assignor’s rights under the Loan Documents, and hereby agrees, from and after the date hereof, to pay the Note and the Deed of Trust according to the terms thereof, and hereby assumes and agrees to perform and be bound by all of the terms, covenants, conditions, undertakings, liabilities, and obligations of Assignor under the Loan Documents with the same effect as if Assignee had originally executed and been a party to the Loan Documents, with the understanding that Assignee’s personal liability under the Note is limited in accordance with the terms and conditions thereof. Thus, without limiting the generality of any of the liabilities and obligations assumed by Assignee hereby, the parties hereto agree (a) that, from and after the date of this Assumption, whenever the term “Maker” appear in the Note, such references shall mean, in lieu of Assignor, Assignee, and (b) that whenever the term “Trustor” appears in the Deed of Trust, such reference shall mean, in lieu of Assignor, Assignee. It is expressly understood by Lender and Assignee that Assignee’s liability for any covenants, conditions, undertakings, liabilities, and obligations under the Loan Documents exists only with respect to such obligations from and after the date hereof, and that all representations and warranties contained in the Loan Documents, except as otherwise modified by this Assumption, are as of the date hereof and no representations or warranties are made with respect to the Premises for any period of time prior to the effective date hereof.
     4. Release of Assignor and Guarantor/Indemnitor. Assignor is hereby released from any liability of Assignor to Lender under the Loan Documents solely with respect to matters which occur subsequent to the Transfer. Lender may proceed directly against Assignee for any obligations relating to the Loan Documents. Guarantors are hereby released from any liability as Indemnitor and/or Guarantor under the Guarantor Documents solely with respect to matters which occur subsequent to the Transfer. Concurrently with the execution and delivery hereof, Lender shall cause to be terminated and released of record those certain UCC-1 Financing Statements filed with the Arizona Secretary of State on July 12, 2002 as file No. 200212238187, and recorded in the office of the Pima County Recorder on July 10, 2002 in Docket 11838 at page 269.
     5. Grant of Security Interest. Assignee hereby grants to Lender a security interest, within the meaning of Uniform Commercial Code as adopted in the State in which the Premises is located, in favor of Lender in the “Trust Property” (as that term is defined in the Deed of Trust), leases, rents, issues, income, profits, instruments, general intangibles, accounts, contract rights and claims included within or related to the Premises and in all deposits made under the Deed of Trust, and all insurance policies and unearned premiums prepaid thereon, insurance proceeds, and awards, payments or consideration for the taking of the Premises, or any portion thereof, by condemnation or exercise of the power of eminent domain, or from any sale in lieu or in anticipation thereof, assigned to Lender under the Deed of Trust, to the extent that a security interest may be granted therein under the terms of the Uniform Commercial Code in place under the laws of the State in which the Premises is located. Assignee’s organizational number is DE-4830961. Assignee hereby authorizes Lender to file any Uniform Commercial Code financing statements deemed appropriate by Lender to perfect the security interest hereby granted by Assignee to Lender, together with any renewal or continuations of such financing statements.
     6. Assignor’s Indemnification. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from all claims, liabilities, damages, losses, demands, judgments, costs or expenses (including all actual and reasonable attorneys’ fees and costs) made against or suffered by Assignee, which relate to any obligations of Assignor accruing, to be performed or arising out of events occurring prior to the date hereof in respect of the Loan Documents or the Premises for which Assignor has liability to Lender under the Loan Documents and for which no release has been given hereunder. Assignor hereby agrees to indemnify, defend and hold Lender harmless from all claims, liabilities, damages, losses, demands, judgments, costs or expenses (including all actual and reasonable attorneys’ fees and costs) made against or suffered by Lender, in accordance with the terms and conditions of the Loan Documents arising out of events occurring prior to the date hereof in respect of the Loan Documents or the Premises to the extent Assignor has liability to Lender therefor under the Loan Documents and for which no release has been given hereunder.
     7. Assignee’s Indemnification. Assignee hereby agrees to indemnify, defend and hold each of Assignor and the Guarantors harmless from all claims, liabilities, damages, losses, demands, judgments, costs or expenses (including all actual and reasonable attorneys’ fees and costs) made against or suffered by Assignor and/or the Guarantors which relate to any obligations of Assignee accruing, to be performed or arising out of events occurring on or after the date hereof in respect of the Loan Documents or the Premises. Assignee hereby agrees to indemnify, defend and hold Lender harmless from all claims, liabilities, damages, losses, demands, judgments, costs or expenses (including all actual and reasonable attorneys’ fees and costs) made against or suffered by Lender, in accordance with the terms and conditions of the Loan Documents arising out of events occurring on or after the date hereof in respect of the Loan Documents or the Premises.
     8. Assignor’s Representations. Assignor represents and warrants to and for the benefit of Lender that as of the date hereof:
     (a) Assignor is a limited liability company duly organized, existing and in good standing under the laws of the State of Arizona. Assignor is manager managed. Alvin Kivel and Daniel Kivel are each a manager of Assignor, each having the authority to act alone for and on behalf of the Company.
     (b) The execution, delivery and performance of this Assumption have been duly authorized by the governing authorities of Assignor and no other action of Assignor or any other party related to Assignor is a requisite to the execution, delivery and performance of this Assumption.
     (c) The Loan Documents are in full force and effect.
     (d) The Loan Documents have not been amended, modified, supplemented or assigned except as indicated in the Recitals.
     (e) To the best of Assignor’s actual knowledge, there is no “Event of Default” (as defined in the Deed of Trust) nor any event, which with the passage of time or notice or both, shall constitute an Event of Default under the Loan Documents.
     (f) Assignor has no defense as to any of its obligations under the Loan Documents.
     9. Assignee’s Representations. Assignee represents and warrants to and for the benefit of Lender that:
     (a) Assignee is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, duly qualified to transact business in, and in good standing under the laws of, the State of Arizona. Assignee is member managed. The sole member of Assignee is TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC, a Delaware limited liability company (“NPT Holdings”).
     (b) NPT Holdings is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite limited liability company power and authority to be the sole member of Assignee.
     (c) TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, is the sole member of NPT Holdings (“Sole Member”).
     (d) Sole Member is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite partnership power and authority to be the sole member of NPT Holdings. The sole general partner of Sole Member is TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation (“General Partner”).
     (e) General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

     (f) Assignee has delivered to Lender true, correct and complete copies of its Certificate of Formation and Operating Agreement, and any amendments thereto, and such documents have not been further modified, amended or otherwise changed since the date thereof and all documents required to be filed in connection with the conduct of Assignee’s business have been filed in all appropriate offices.
     (g) NPT Holdings has delivered to Lender true, correct and complete copies of its Certificate of Formation and Operating Agreement, and any amendments thereto, and such documents have not been further modified, amended or otherwise changed since the date thereof and all documents required to be filed in connection with the conduct of NPT Holdings’ business have been filed in all appropriate offices.
     (h) Sole Member has delivered to Lender true, correct and complete copies of its Certificate of Limited Partnership and Form of Limited Partnership Agreement, and such documents have not been further modified, amended or otherwise changed since the date thereof and all documents required to be filed in connection with the conduct of Sole Member’s business have been filed in all appropriate offices.
     (i) General Partner has delivered to Lender true, correct and complete copies of its Articles of Incorporation and Bylaws, and any amendments thereto, and such documents have not been further modified, amended or otherwise changed since the date thereof and all documents required to be filed in connection with the conduct of General Partner’s business have been filed in all appropriate offices.
     (j) All statements, representations, and warranties contained in any writing previously delivered by Assignee to Lender in connection with the Loan Assumption are true and correct in all material respects, and all obligations of Assignee and all conditions to the making of the Loan Assumption have been performed and satisfied in all material respects.
     (k) There has been no material adverse change, financial or otherwise, in the condition of Assignee from that submitted to Lender by Assignee or in any supporting data submitted therewith, and all of the information contained therein is materially true and correct.
     (l) There is no claim, investigation, litigation or condemnation proceeding pending or threatened against Assignee except as may have been heretofore disclosed in writing to Lender.
     (m) There is no judgment, decree, or order of any court or governmental or administrative agency or instrumentality which has been issued against Assignee and which has or may have any material effect on the business of Assignee, except as have been heretofore disclosed to Lender in writing.

     (n) This Assumption and all other documents required to be executed by Assignee pursuant to the terms hereof and to the terms of the Transfer Consent have been duly authorized, executed and delivered, and this Assumption and the Loan Documents constitute valid and binding obligations of Assignee enforceable in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental entity is required in connection with the execution and delivery by Assignee of this Assumption.
     (o) The Loan Assumption will not violate or contravene any agreement, indenture, or instrument to which Assignee is a party or by which it may be bound, or be in conflict with, result in a breach of, or constitute a default under any such agreement, indenture, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of Assignee except as contemplated by the provisions of the Loan Documents, and no action or approval with respect thereto by any third person is required.
     10. Modification of Deed of Trust. In connection with the Transfer and the Premises to Assignee and this Assumption, the parties agree to modify the Deed of Trust as follows:
     (a) References. Without limiting the generality of any of the liabilities and obligations assumed by Assignee hereby, Lender and Assignee agree that, to the extent applicable: wherever the term “Trustor” appears in the Deed of Trust, such reference shall mean Assignee.
     (b) Address. The address of the Trustor shown in the first paragraph of the Deed of Trust is hereby deleted and replaced with the following address:
c/o Thompson National Properties, LLC, 1900 Main Street, Suite 700,
Irvine, California 92614, Attention: Mr. Steve Corea
     11. Permitted Transfer and Encumbrances. Upon completion of the Transfer, Assignee will be the owner of the Premises. NPT Holdings (which term shall include any successors in interest as provided herein) will control Assignee and own, directly or indirectly, at least 51% of the membership interests in Assignee. Notwithstanding anything to the contrary contained herein or in the Loan Documents, no consent of or notice to Lender shall be required in connection with, and Lender agrees that it expressly consents to, the following transfers: (i) the transfer of membership interests in Assignee as long as NPT Holdings or an affiliate of General Partner continues to control and to own, directly or indirectly, at least 51% of the membership interests in Assignee; (ii) the transfer of membership interests in NPT Holdings as long as Sole Member or an affiliate of General Partner continues to control and to own, directly or indirectly, at least 51% of the membership interests in NPT Holdings; (iii) the transfer or issuance of securities or transfer of shares of General Partner; provided, however, that any transfer involving more than 49% of the shares of General Partner in a single transaction or coordinated series of transactions shall be subject to the “Post-Merger Requirements” (as hereinafter defined); (iv) the transfer of limited partnership interests in Sole Member, provided that General Partner remains the sole general partner of and controls Sole Member; (v) so long as the Post-Merger Requirements are satisfied, conduct any merger of General Partner (regardless of which entity is the surviving entity); and/or (vi) so long as the Post-Merger Requirements are satisfied, conduct any corporate reorganization (which term excludes any of the transactions permitted under subsections (i) through (v) of this paragraph) of General Partner, Sole Member or NPT Holdings.
          For the purposes of this Assumption and the Loan Documents, “Post-Merger Requirements” shall mean the following: (A) General Partner is the sole general partner of Sole Member; (B) General Partner shall continue to own, directly or indirectly, at least three (3) retail properties of similar class to the Property containing in the aggregate at least 300,000 square feet of gross leasable area; and (C) General Partner shall have a net worth of at least $8,000,000; provided, however, that the Post-Merger Requirements shall be deemed to be satisfied in connection with any dissolution or winding up of General Partner.
          Notwithstanding the foregoing or anything in the Loan Documents to the contrary, (i) Lender expressly permits and consents to the pledge of not more than 49% of the membership interests in Assignor and NPT Holdings pursuant to that certain Pledge and Security Agreement by and among KeyBank National Association, a national banking association and Sole Member dated November 12, 2009; and (ii) there shall be no restriction on the ability of Sole Member or NPT Holdings to pledge non-voting, non-controlling economic interests in NPT Holdings or Assignee.
     12. Modification Only. This Assumption, to the extent it modifies the Loan Documents, is a modification only, and shall relate back to the original date of execution and delivery of the Loan Documents, and except as herein provided, all of the terms and conditions of the Loan Documents shall remain in full force and effect and the parties hereby ratify and confirm the security and enforceability of the Loan Documents, as expressly modified by this Assumption.
     13. Further Assurances. Assignor and Assignee shall execute, acknowledge, and deliver all such instruments, and take all such action as may be necessary to further assure Lender the rights and obligations assigned and reserved hereby and the full benefits hereof and to preserve and protect this Assumption and all of the rights, powers, and remedies of Lender provided for herein.
     14. Remedies Cumulative, etc. Except as otherwise provided in Section 4 above, each right, power and remedy of Lender provided for in the Loan Documents and the Guarantor Documents now or hereafter existing at law or in equity or by statute or otherwise shall be in addition to every other right, power or remedy provided for in the Loan Documents and the Guarantor Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by

Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.
     15. Assignee’s Review of Documents. Assignee acknowledges that it has received, reviewed and approved the Loan Documents.
     16. Consents. On the terms and conditions set forth herein, Lender hereby consents to (a) the Transfer, and (b) the Loan Assumption.
     17. Future Transfers or Assignments. Assignor and Assignee acknowledge that Lender’s consent to the Transfer and the Loan Assumption does not constitute a consent by Lender to any future transfer, conveyance, or assignment of any right, title, or interest under the Loan Documents and such transfers, conveyances and assignments are subject to the provisions of the Loan Documents.
     18. Notices. Notices shall be delivered in the manner prescribed in the Deed of Trust to the parties addressed as follows:

If to Assignor:	Crestline Investments, L.L.C.
Post Office Box 42677
Tucson, Arizona 85733
Attention: Alvin Kivel
Lender shall endeavor to give a courtesy copy of any notice given by it to Assignor hereunder to:

Deborah Oseran
Mendelsohn & Oseran, PLC
3915 E. Broadway Blvd. #301
Tucson, Arizona 85711
     provided, however, that Assignor expressly agrees that the failure to give such courtesy copy shall not affect the validity of the notice given to Assignor.

If to Assignee:	TNP SRT Northgate Plaza Tucson, LLC
c/o Thompson National Properties, LLC
1900 Main Street
Suite 700
Irvine, California 92614
Attention: Mr. Steve Corea

If to Lender:	Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, Minnesota 55415
Attn: Loan Administration
Mortgage and Real Estate Investments

     19. Balances. The parties agree that, as of the date hereof, (a) the unpaid principal balance of the Note (which balance reflects the making of the June 15, 2010 monthly installment payment) is FOUR MILLION THREE HUNDRED NINETY-EIGHT THOUSAND FOUR HUNDRED NINETY-NINE AND 20/100 DOLLARS ($4,398,499.20); and (b) Lender is not holding any impounds for taxes and assessments or any impounds for insurance premiums.
     20. Validity of Assignment. Assignor and Assignee acknowledge that this Assumption shall have no force, effect or validity unless Assignor and Assignee consummate the Transfer.
     21. Escrow Waiver Letter. Lender hereby agrees that the escrow waiver letter dated July 10, 2002, from Lender to Assignor shall, notwithstanding anything to the contrary contained therein, remain in full force and effect with Assignee being substituted for Assignor therein.
     22. Successor and Assigns. This Assumption shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.
     23. Governing Law. This Assumption shall be governed by and construed in accordance with the laws of the State of Arizona.
     24. Attorneys’ Fees. In the event of the bringing of any action or suit by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements, or provisions on the part of the other party arising out of this Assumption, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual and reasonable attorneys’ fees and court costs.
     25. Counterparts. This Assumption, including without limitation that certain Consent by Guarantors and Indemnitors, which are attached hereto and by this reference incorporated herein, may be executed in several counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.
     26. Captions, Gender, and Number. Any section, paragraph, title or caption contained in this Assumption is for convenience only and shall not be deemed a part of this Assumption. As used in this Assumption, the masculine, feminine, or neuter gender, and the singular or plural number shall each be deemed to include the others whenever the context so indicates.
     27. Effectiveness of Assumption. This Assumption shall not be effective unless and until it is recorded in the office of the Pima County Recorder. Assignor and Assignee acknowledge and agree that this Assumption shall not be recorded unless and until all conditions imposed by Lender to such recordation have been complied with to the satisfaction of Lender. Such conditions include the conditions set forth in the

Transfer Consent, which have been satisfied other than with respect to those to be satisfied upon closing of the Transfer through escrow.
     28. Dating of this Assumption. The parties hereto authorize and instruct LANDMARK TITLE ASSURANCE AGENCY OF ARIZONA, LLC, an Arizona limited liability company, to date this Assumption with the date on which this Assumption is offered for recordation in the office of the Pima County Recorder.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties have executed this Assumption and Second Modification Agreement to be effective (although not necessarily signed) as of the date first above written.
ASSIGNOR:
CRESTLINE INVESTMENTS, L.L.C., an
Arizona limited liability company

By	/s/ Alvin Kivel Alvin Kivel
Its Manager

STATE OF ARIZONA	)
	)	ss.
County of Pima	)
     The foregoing instrument was acknowledged before me this 2nd day of July, 2010, by ALVIN KIVEL, the Manager of CRESTLINE INVESTMENTS, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.

/s/ Lee Ann Edmond
Notary Public

My Commission Expires:
11/20/2013

     IN WITNESS WHEREOF, the parties have executed this Assumption and Second Modification Agreement to be effective (although not necessarily signed) as of the date first above written.
ASSIGNEE:

TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company

By:	TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC, a Delaware limited liability company Its Sole Member

	By:	TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership Its Sole Member

		By:	TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation General Partner

			By	/s/ Christopher S. Cameron
Name Christopher S. Cameron
Title CFO, Secretary

STATE OF CALIFORNIA	)
	)	ss.
County of Orange	)
     On July 1, 2010, before me, Bhrizra Comacho, a Notary Public, personally appeared Christopher S. Cameron, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
     I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
     WITNESS my hand and official seal.

Signature:	/s/ Bhrizra Comacho
(Seal)

     IN WITNESS WHEREOF, the parties have executed this Assumption and Second Modification Agreement to be effective (although not necessarily signed) as of the date first above written.
LENDER:

THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin corporation

By	/s/ Paul R. Binder
Name Paul R. Binder
Title Asst. Vice President

STATE OF MINNESOTA	)
	)	ss.
COUNTY OF HENNEPIN	)
     On July 1, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul R. Binder, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as a Ass’t Vice President of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin corporation, the corporation that executed the within instrument.
WITNESS my hand and official seal.

(SEAL)	/s/ Debra Ruth Schwandt Notary Public

My Commission Expires:

January 31, 2015

CONSENT BY GUARANTORS AND INDEMNITORS
     The undersigned, being (a) Guarantors under the “Guaranty” [as defined in that certain Assumption and Second Modification Agreement of even date herewith (the “Assumption”), by and between Assignor, Assignee and Lender, of which this Consent by Guarantors and Indemnitors is a part; all defined terms used in this Consent by Guarantors and Indemnitors, as indicated by initial capitalization, shall have the meaning given to such terms in the Assumption], and (b) Indemnitors under the Environmental Indemnity, do hereby (i) consent and agree to (A) the Transfer, and (B) the provisions of the Assumption; and (ii) acknowledge and agree that, except as provided in the Assumption, (A) the Guarantor Documents remain in full force and effect in accordance with their respective terms with respect to events which occurred prior to the Transfer, notwithstanding (y) the Transfer, and (z) the execution and delivery of the Assumption, and (B) the provisions of the Assumption shall not, in any way, modify, limit or impair the obligations of the undersigned under the Guarantor Documents in connection with events which occurred prior to the Transfer.
          IN WITNESS WHEREOF, this Consent by Guarantors and Indemnitors has been executed to be effective (although not necessarily executed) as of the date of the Assumption.

/s/ Daniel Kivel
Daniel Kivel

/s/ Alvin Kivel
Alvin Kivel

The undersigned MARIA KIVEL, the wife of Daniel Kivel, hereby acknowledges that she has read and understands the foregoing Consent, and hereby joins this Consent to the extent necessary to bind her interest in any property owned by her marital community; and, further expressly covenants and agrees that recourse may be had under this Agreement to any property owned jointly (as tenants by entireties, tenants in common, community property or any other form of joint ownership) of the undersigned and Daniel Kivel, if and to the extent such jointly owned property is included in assets referred to in any financial statement heretofore or hereafter submitted by Daniel Kivel to Lender.

/s/ Maria Kivel
Maria Kivel

The undersigned JANICE KIVEL, the wife of Alvin Kivel, hereby acknowledges that she has read and understands the foregoing Consent, and hereby joins this Consent to the extent necessary to bind her interest in any property owned by her marital community; and, further expressly covenants and agrees that recourse may be had under this Agreement to any property owned jointly (as tenants by entireties, tenants in common, community property or any other form of joint ownership) of the undersigned and Alvin Kivel, if and to the extent such jointly owned property is included in assets referred to in any financial statement heretofore or hereafter submitted by Alvin Kivel to Lender.

/s/ Janice Kivel
Janice Kivel

STATE OF ARIZONA	)
	)	ss.
County of Pima	)
     The foregoing instrument was acknowledged before me this 2nd day of July, 2010, by DANIEL KIVEL, individually.

/s/ Lee Ann Edmond
Notary Public

My Commission Expires:
11-20-13

STATE OF ARIZONA	)
	)	ss.
County of Pima	)
     The foregoing instrument was acknowledged before me this 2nd day of July, 2010, by ALVIN KIVEL, individually.

/s/ Lee Ann Edmond
Notary Public

My Commission Expires:
11-20-13

STATE OF ARIZONA	)
	)	ss.
County of Pima	)
     The foregoing instrument was acknowledged before me this 2nd day of July, 2010, by MARIA KIVEL, individually.

/s/ Lee Ann Edmond
Notary Public

My Commission Expires:
11-20-13

STATE OF ARIZONA	)
	)	ss.
County of Pima	)
     The foregoing instrument was acknowledged before me this 2nd day of July, 2010, by JANICE KIVEL, individually.

/s/ Lee Ann Edmond
Notary Public

My Commission Expires:
11-20-13

LEGAL DESCRIPTION
The land referred to in this document is situated in the County of Pima, State of Arizona and is described as follows:
A portion of the Southwest quarter of the Southwest quarter of the Southwest quarter of Section 34, Township 13 South, Range 14 East, Gila and Salt River Base and Meridian, Pima County, Arizona, more particularly described as follows:
COMMENCING at the Southwest corner of said Section 34 being monumented by a brass cap in casting;
THENCE North 00 degrees 28 minutes 39 seconds West, along the West line of said Section 34, a distance of 60.00 feet;
THENCE North 89 degrees 53 minutes 28 seconds East, parallel to the South line of said Section 34, a distance of 60.00 feet to the POINT OF BEGINNING, monumented by a 1/2 inch rebar tagged “LS 4399”;
THENCE North 00 degrees 28 minutes 39 seconds West, parallel to the West line of said Section 34, a distance of 15.00 feet to a point, monumented by a 1/2 inch rebar tagged “LS 4399”;
THENCE North 04 degrees 05 minutes 42 seconds East, a distance of 125.43 feet to a chiseled “X”;
THENCE North 00 degrees 28 minutes 39 seconds West, parallel to the West line of said Section 34, a distance of 124.78 feet;
THENCE North 45 degrees 28 minutes 39 seconds West, a distance of 14.14 feet to a 1/2 inch rebar tagged “LS 4399”;
THENCE North 00 degrees 28 minutes 39 seconds West, parallel to and distant 60.00 feet Easterly of the West line of said Section 34, a distance of 305.16 feet to a concrete nail tagged “LS 19324”, being 20.00 feet Southerly of the North line of the Southwest quarter of the Southwest quarter of the Southwest quarter, of said Section 34;
THENCE North 89 degrees 52 minutes 03 seconds East, parallel to the North line of the Southwest quarter of the Southwest quarter of the Southwest quarter of said Section 34, a distance of 555.33 feet to the beginning of a horizontal curve concave Southwesterly and a 1/2 inch rebar tagged “LS 4399”;
THENCE Southerly along said curve, an arc distance of 39.11 feet, said curve having a central angle of 89 degrees 37 minutes 25 seconds, and a radius of 25.00 feet, to a 1/2 inch rebar tagged “LS 4399”;

THENCE South 00 degrees 30 minutes 32 seconds East, a distance of 385.23 feet to a 1/2 inch rebar tagged “LS 4399”;
THENCE South 89 degrees 43 minutes 18 seconds East, a distance of 19.91 feet to a 1/2 inch rebar tagged “LS 4399”;
THENCE South 00 degrees 28 minutes 56 seconds East, a distance of 180.00 feet to a 1/2 inch rebar tagged “CE 1322” on the North right-of-way line of Grant Road;
THENCE South 89 degrees 53 minutes 28 seconds West, parallel to and distant 50.00 feet Northerly of the South line of said Section 34, a distance of 200.06 feet to a 1/2 inch rebar tagged “CE 1322”;
THENCE North 00 degrees 16 minutes 48 seconds West, a distance of 10.00 feet;
THENCE South 89 degrees 53 minutes 28 seconds West, parallel to and distant 60.00 feet Northerly of the South line of said Section 34, a distance of 400.30 feet to the POINT OF BEGINNING.
EXCEPT the certain above-ground improvements, buildings and/or structures conveyed in Deed recorded June 25, 2004 in Docket 12331 at page 1264

Tax Parcel Nos.	110-07-414C9 110-07-414D0 110-07-414E1 110-07-414F2

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